UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 6-K

REPORT OF FOREIGN PRIVATE ISSUER PURSUANT TO RULE 13a-16 OR 15d-16
UNDER THE SECURITIES EXCHANGE ACT OF 1934

For the month of March, 2016

Commission File No. 001-36565

INNOCOLL HOLDINGS PUBLIC LIMITED COMPANY

(Translation of registrant’s name into English)

Innocoll Holdings plc
Unit 9, Block D
Monksland Business Park
Monksland, Athlone,
Co. Roscommon, Ireland

(Address of principal executive office)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F.

Form 20-F ☒	Form 40-F ☐

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1): ☐

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7): ☐

BACKGROUND

This Report on Form 6-K is being filed to provide notice that Innocoll Holdings plc, a public limited company formed under Irish law (“Innocoll Ireland”), has become the successor issuer to Innocoll AG, a German stock corporation (“Innocoll Germany”), pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

SUCCESSOR ISSUER STATUS

On March 16, 2016, Innocoll Ireland became the parent company of the Innocoll group of companies as a result of Innocoll Germany merging (the “Merger”) with and into Innocoll Ireland. The change in place of incorporation of the parent company of the Innocoll group was effected pursuant to the previously announced common draft terms of a cross-border merger proposal dated December 20, 2015 between Innocoll Germany and Innocoll Ireland (the “Merger Proposal”). On March 16, 2016, at 8:00 a.m., Eastern Daylight Time (the “Effective Time”), the Merger was effected, and, pursuant to the Merger Proposal, (i) Innocoll Germany was merged into Innocoll Ireland, with Innocoll Germany being the disappearing entity and Innocoll Ireland being the surviving entity in a merger by acquisition and (ii) each shareholder of Innocoll Germany was issued, as consideration in the Merger, 13.25 Innocoll Ireland ordinary shares, par value $0.01 per share (the “Innocoll Ireland Ordinary Shares”), for each ordinary share of Innocoll Germany held by it immediately prior to the Merger, (iii) the Innocoll Germany American Depositary Share (“ADS”) facility was terminated and (iv) each outstanding ADS, which formerly represented 1/13.25 of an ordinary share of Innocoll Germany, was cancelled and now represents the right to receive one Innocoll Ireland Ordinary Share. The foregoing is only a summary of the Merger Proposal and the Merger and is qualified in its entirety by reference to the Merger Proposal, filed as Exhibit 2.1 to the Current Report on Form 6-K of Innocoll Germany on December 21, 2015 and incorporated by reference herein.

The issuance of the Innocoll Ireland Ordinary Shares was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form F-4 (File No. 333-208438), as amended, filed by Innocoll Ireland, which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on December 22, 2015 (the “Registration Statement”).

The Merger constitutes a “succession” for purposes of Rule 12g-3(a) promulgated under the Exchange Act, such that Innocoll Ireland Ordinary Shares are deemed to be registered under Section 12(b) of the Exchange Act by operation of Rule 12g-3(a). As successor issuer to Innocoll Germany, Innocoll Ireland will hereafter file reports under the Exchange Act with the U.S. Securities and Exchange Commission using the commission file number of Innocoll Germany (001-36565). Innocoll Ireland hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act, on Form 6-K using the EDGAR format type 8-K12B, as notice that Innocoll Ireland has become a successor issuer to Innocoll Germany pursuant to Rule 12g-3(a) under the Exchange Act.

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The Innocoll Ireland Ordinary Shares are listed on the NASDAQ Global Market (“NASDAQ”) under the symbol “INNL”, the same symbol under which the Innocoll Germany ADSs traded prior to the Effective Time.

The rights of holders of Innocoll Ireland Ordinary Shares are governed by Innocoll Ireland’s Constitution filed as Exhibit 3.1 to this Current Report on Form 6-K and incorporated by reference herein. A description of the Innocoll Ireland Ordinary Shares and the rights of holders of Innocoll Ireland Ordinary Shares is included in the Registration Statement under the caption “Description of the Share Capital of Innocoll Ireland” and is incorporated herein by reference.

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EXHIBITS

Exhibit Number	Description

3.1	Innocoll Holdings plc Constitution, adopted on March 16, 2016

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INNOCOLL HOLDINGS PLC

	By:	/s/ Jose Carmona

		Name:	Jose Carmona
		Title:	Chief Financial Officer

Date: March 16, 2016

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